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                                  EXHIBIT 32.1

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                     PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

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
In connection with the Form 10-Q (the "Report") of Ferro Corporation (the "Company")
                        [Name of Report]            [Name of Company]

for the period ended June 30, 2003, I, Hector R. Ortino, Chairman and Chief Executive Officer of the Company,  certify that:
                          [Date]        [Name of Officer]                 [Title]

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
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/s/ Hector R. Ortino
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Hector R. Ortino
Chairman and Chief Executive Officer



Dated:   August 14, 2003
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